UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 22, 2004
                                                ______________________________


                            GS Financial Corp.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



     Louisiana                       000-22269                   72-1341014
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Blvd., Metairie, Louisiana                           70002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (504) 457-6220
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 22, 2004, the Board of Directors of GS Financial Corp. (the "Company") appointed Edward J. Bourgeois as a member of the Board of the Company to fill a vacancy on the Board. Mr. Bourgeois was also appointed to the Board of the Company's wholly-owned subsidiary, Guaranty Savings and Homestead Association (the "Association").

     Mr. Bourgeois is a certified public accountant in the State of Louisiana and currently serves as President of Centergy Consulting, LLC, New Orleans, Louisiana, a consulting firm specializing in the banking and financial industry. Mr. Bourgeois was formerly the Executive Vice President/Chief Operating Officer of Crescent Bank and Trust, New Orleans, Louisiana from 2001 to 2004. He is a member of the American Institute of Certified Public Accountants and Louisiana Society of Certified Public Accountants and Board member of the National Automotive Finance Association.






















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         GS FINANCIAL CORP.


                         By:  /s/ Bruce A. Scott
                              -----------------------------------
                              Name:  Bruce A. Scott
                              Title: Executive Vice President

Date:  September 24, 2004